                                                                      Exhibit 23

                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in a Registration Statement on Form S-8 (File No. 33-41105) of our report dated March 27, 1997, on the audit of the financial statements of the Stock Investment Plan of ANB Corporation for the year ended December 31, 1996.

GEO. S. OLIVE & CO. LLC



Indianapolis, Indiana
April 22, 1997